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                                                                   EXHIBIT 23(a)





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Annual Report on Form 10-K and previously filed Registration Statements No. 33- 62408 on Form S-3; No. 33-62418 on Form S-4; and Nos. 33-47599, 33-11639, 33-35874 and 33-62406 on
Form S-8 of our report dated February 22, 1995 accompanying the consolidated financial statements of Surgical Care Affiliates, Inc. for the year ended December 31, 1994.



DELOITTE & TOUCHE LLP


Nashville, Tennessee
March 29, 1995